UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2010

Carrollton Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7151 Columbia Gateway Drive, Suite A, Columbia, Maryland 21046
(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (410) 312-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

	(b)	Departure of Officer. Effective March 9, 2010, William D. Sherman, Senior Vice President/Chief Lending Officer of Carrollton Bancorp (the “Company” and its wholly owned subsidiary Carrollton Bank (the “Bank”) will no longer be employed by the Company or the Bank.

		Robert A. Altieri, President and CEO of the Company and the Bank, will assume the responsibilities of Chief Lending Officer until a replacement is appointed.

Item	7.01.	Regulation FD Disclosure

	None

Item	9.01.	Financial Statements and Exhibits.

	(c)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

		By:	/s/ Robert A. Altieri
		Name:	Robert A. Altieri
Date:	March 12, 2010	Title:	Chief Executive Officer and President